CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.30

AMENDMENT NO. 1

TO THE

OPTION AND LICENSE AGREEMENT

This Amendment No. 1 (the “Amendment”) dated January 14, 2023 (“Amendment Effective Date”) is made by and between Clearside Biomedical, Inc., a Delaware corporation (“Clearside”) and REGENXBIO Inc., a Delaware corporation (“REGENXBIO”). Clearside and REGENXBIO may each be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into that certain Option and License Agreement, dated August 29, 2019, as amended, supplemented or otherwise modified to the date hereof (the “Agreement”);

WHEREAS, REGENXBIO has entered into an agreement related to a Covered Product known as RGX-314 (“RGX-314”) with AbbVie Global Enterprises Ltd., a Bermuda company and its Affiliates (collectively, “AbbVie”) in particular the License and Collaboration Agreement, dated September 10, 2021 by and between REGENXBIO and AbbVie (the “AbbVie Collaboration”);

WHEREAS, Clearside has been informed by REGENXBIO that AbbVie is a Collaboration Partner of REGENXBIO with respect to RGX-314, as defined in and pursuant to the AbbVie Collaboration; and

WHEREAS, the Parties hereto desire to amend the Agreement, as described below, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.
Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings ascribed to them in the Agreement.

2.
Amendments. As of the Amendment Effective Date, the Agreement is hereby amended as follows:

(a)
The first sentence of Section 1.78.1 of the Agreement is deleted in its entirety and replaced with the following: “Net Sales” means, with respect to Covered Product for any period, the gross amount billed or invoiced by REGENXBIO, its Affiliates and/or its or their Sublicensees and their Affiliates, Collaboration Partner(s) (including but not limited to AbbVie Global Enterprises Ltd., a Bermuda company and its Affiliates (“AbbVie”)) and their Affiliates, or its or their Sublicensees (collectively, the “Covered Product Sellers”) for the final sale of Covered Product to Third Parties in bona fide transactions, less deductions for the following, consistent with GAAP and the standard accounting practices of each Covered Product Seller with respect to Net Sales made by each Covered Product Seller:”
(b)
The following language is added to the Agreement as a new Section 1.78.7:

“1.78.7 For the avoidance of doubt, no sales between or among REGENXBIO and/or its Covered Product Sellers shall be considered a sale for determining Net Sales under the Agreement.”

(c)
The following language is added to the Agreement as a new Section 3.8:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(d)
“3.8. No Implied Licenses or Sub-licenses. Except as set forth herein, neither Party nor its Affiliates or Collaboration Partners shall acquire any license, sub-license or other intellectual property interest, by implication or otherwise, under any Intellectual Property of the other Party. For the avoidance of doubt, the Parties agree that no sub-licenses under any Intellectual Property of Clearside are needed for REGENXBIO to supply Clearside Devices to Collaboration Partners.”
(e)
The following revisions are hereby added to the Agreement in Section 4.1:
(i)
The words “, itself or through its Collaboration Partners,” are hereby inserted immediately after the occurrence of “REGENXBIO” in the first sentence of Section 4.1.
(ii)
The words “, itself or through its Collaboration Partners” are hereby inserted after the occurrence of “REGENXBIO” in the second sentence of Section 4.1.

(iii)
The words “or such Collaboration Partner’s” is hereby inserted in the second sentence of Section 4.1 immediately after the occurrence of “REGENXBIO’s”.

(iv)
The words “, itself or through its Collaboration Partners” is hereby inserted immediately after the occurrence of “REGENXBIO” in the third sentence of Section 4.1.

(f)
The following revisions are hereby added to the Agreement in Section 4.3:
(i)
The words “As between the Parties, REGENXBIO (itself or through its Affiliates or its or their Sublicensees)” are hereby deleted in the first sentence of Section 4.3 and the following words are hereby inserted in their place: “REGENXBIO (itself or through its Sublicensees, its Affiliates or their Sublicensees, or its Collaboration Partners or their Sublicensees)” .
(ii)
The words, “REGENXBIO is” are hereby deleted in the second sentence of Section 4.3, and the words “REGENXBIO and its Collaboration Partners are” are hereby inserted in their place, and the words “and its Collaboration Partners” are hereby inserted immediately after “… imposing on REGENXBIO” and before “the duty…”.
(g)
The following revisions are hereby added to the Agreement in Section 4.4:
(i)
The words “and its Collaboration Partners” are hereby inserted immediately after each occurrence of “REGENXBIO” in this Section 4.4.

(h)
The following language is hereby added to the Agreement as new Section 4.5:

“4.5. Sharing of Information and Cooperation. Pursuant to Section 3.2, REGENXBIO shall identify to Clearside collaboration partners that have been granted rights by REGENXBIO related to the Development or Commercialization of Covered Products and their Affiliates and Sublicensees (collectively, “Collaboration Partners”). Clearside hereby acknowledges that it has been informed by REGENXBIO that AbbVie is a Collaboration Partner of REGENXBIO, as it relates to the Development and/or Commercialization of that certain Covered Product known as RGX-314 or other Covered Products resulting from that certain License and Collaboration Agreement, dated September 10, 2021 by and between REGENXBIO and AbbVie (“AbbVie Collaboration”). Clearside agrees to engage in 3-way discussions between Clearside,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

REGENXBIO, and AbbVie as reasonably requested by REGENXBIO, and to disclose the same information in such 3-way discussions that Clearside would otherwise share or disclose directly to REGENXBIO under this Agreement, including any Quality Agreement or Pharmacovigilance Agreement entered into pursuant to this Agreement, provided that AbbVie is bound by a confidentiality agreement containing terms of confidentiality and non-use at least as stringent as the applicable terms set forth in this Agreement. Further, REGENXBIO may share any information with AbbVie that Clearside has shared or disclosed directly to REGENXBIO under this Agreement, including any Quality Agreement or Pharmacovigilance Agreement entered into pursuant to this Agreement, and including but not limited to information related to obtaining Regulatory Approvals pursuant to Section 4.2.1(a), provided that AbbVie is bound by a confidentiality agreement containing terms of confidentiality and non-use at least as stringent as the applicable terms set forth in this Agreement.”

(i)
In the first sentence of Section 5.1.1 of the Agreement the words “and REGENXBIO’s Collaboration Partners’” are hereby added after “REGENXBIO’s” and before “requirements”.
(j)
In the first sentence of Section 5.2.1 of the Agreement the words “and any Collaboration Partner” are hereby added after “REGENXBIO” and before “for”.
(k)
In the first sentence of Section 5.3 of the Agreement the words “and a Collaboration Partner, if requested by REGENXBIO” are hereby added after “Parties” and before “, together”.
(l)
In the preamble of Section 6.2.1 of the Agreement, the phrase “, or by a Collaboration Partner,” is hereby added after “REGENXBIO, an Affiliate, or a Sublicensee”.
(m)
In the preamble of Section 6.3 of the Agreement, the phrase “, or a Sublicensee, and/or by a Collaboration Partner,” is hereby added after “whether such milestone is achieved by REGENXBIO, an Affiliate”.
(n)
Section 6.4.1 is hereby deleted in its entirety and replaced with the following:

“6.4.1. Royalty Rates. As further consideration for the rights granted to REGENXBIO hereunder and subject to the terms and conditions of this Agreement, during the Royalty Term, REGENXBIO will pay to Clearside a royalty in the amount of [***] of Net Sales of Covered Products by REGENXBIO or its Affiliates or any Covered Product Seller (including but not limited to AbbVie pursuant to the AbbVie Collaboration), subject to the royalty reductions set forth below. For the avoidance of doubt, in no case shall REGENXBIO owe to Clearside more than one such royalty on a sale of a Covered Product. REGENXBIO will have no obligation to pay any royalty with respect to Net Sales of Covered Product in any country after the Royalty Term for such Covered Product in such country has expired. Following the expiration of the Royalty Term for Covered Product in a country, the grants in Section 3.1 will become full-paid, royalty-free, perpetual and irrevocable for such Covered Product in such country, and no further royalties will be payable. REGENXBIO will include any Covered Product Sellers’ sales in the reports described in Section 6.5 of the Agreement and use reasonable efforts to ensure that each Covered Product Seller retains accurate financial books and records as set forth in Section 6.8 of the Agreement.”

(o)
In the last sentence of Section 6.5, the phrase “… attributable to its Affiliates and Sublicensees.” is hereby deleted in its entirety and replaced with the following phrase “attributable to its Affiliates, Sublicensees and other Covered Product Sellers.”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(p)
The follow language is hereby added after the last sentence in Section 6.9:
(q)
“Upon Clearside’s or EGT Licensors’ written request, REGENXBIO shall provide Clearside or EGT Licensors with the portions relevant to the Net Sales of Covered Product of any audit report that REGENXBIO has received from an independent public accounting firm in connection with such firm’s audit of a Collaboration Partner, consistent with the audit rights afforded to REGENXBIO pursuant to its agreement with such Collaboration Partner (and, in the case of AbbVie, pursuant to the AbbVie Collaboration).In Section 9.4.3 of the Agreement, “and its Collaboration Partners” is hereby added after “(and with respect to REGENXBIO, its Sublicensees… ”.
3.
Conflicting Terms. In the event of a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall prevail as to the subject matter hereof.

4.
Continuation. Except as expressly provided or modified in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect, shall not be modified and are hereby ratified and confirmed by the Parties.

5.
Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures follow on next page]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties by their authorized representatives have executed this Amendment as of the Amendment Effective Date.

Clearside Biomedical, Inc.	REGENXBIO Inc.
/s/ George Lasezkay	/s/ Patrick Christmas
Signature	Signature
George Lasezkay	Patrick Christmas
By: Name	By: Name
President and Chief Executive Officer	Chief Legal Officer
Title	Title
January 14, 2023	January 17, 2023
Date	Date